UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007 (October 18, 2007)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2007, the Board of Directors elected Robert C. Sledd as a director of the Company effective November 1, 2007, to serve until the 2008 Annual Meeting of Shareholders and until his successor is duly elected and qualified. The Board has not yet determined to which committees of the board Mr. Sledd will be named. In connection with his appointment as a director, Mr. Sledd will receive a cash retainer of $15,000, $15,000 in restricted stock (based on the market price of the Company’s common stock on the date of grant) with a one-year vesting period and stock options for 2,500 shares of Company common stock (with an exercise price equal to the fair market value of the common stock on the date of grant) expiring seven years from the date of grant. This compensation is consistent with the annual cash and stock retainers paid and stock options granted to the Company’s other non-employee directors in April 2007 and pro rated for the number of months he will serve until the 2008 Annual Meeting of Shareholders. The Company issued a press release announcing Mr. Sledd’s appointment as a director on October 23, 2007, a copy of which is included as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2007, the Board of Directors amended the Bylaws of the Company (i) to increase the number of directors constituting the Board of Directors from 11 to 12 in connection with the appointment of a new director as discussed in Item 5.02 above, (ii) to make certain amendments to permit the issuance of uncertificated shares evidencing the Company’s common stock to comply with New York Stock Exchange rules requiring registration of the common stock in the direct registration system and (iii) to make certain other formatting or corrective changes. The Amended and Restated Bylaws of the Company are included as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Amended and Restated Bylaws of the Company

99.1	Press Release Announcing Election of Director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: October 24, 2007	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General
Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company

99.1	Press Release Announcing Election of Director